EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2016
Employee Benefits Abstract [Abstract]
EMPLOYEE BENEFITS
NOTE L - EMPLOYEE BENEFITS

The Company and its subsidiary bank provide a deferred compensation arrangement (401(k) plan) whereby employees contribute a percentage of their compensation. For employee contributions of six percent or less, the Company and its subsidiary bank provide a 50% matching contribution. Contributions totaled $339,200 in 2016, $287,055 in 2015 and $255,716 in 2014.

The Company sponsors an Employee Stock Ownership Plan (ESOP) for employees who have completed one year of service for the Company and attained age 21. Employees become fully vested after five years of service. Contributions to the plan are at the discretion of the Board of Directors. At December 31, 2016, the ESOP held 5,771 shares of Company common stock and had no debt obligation. All shares held by the plan were considered outstanding for net income per share purposes. Total ESOP expense was $5,346 for 2016, $25,506 for 2015 and $26,267 for 2014.

In 2014, the Company established a Supplemental Executive Retirement Plan (“SERP”) for three active key executives. During 2016, the Company established a SERP for 8 additional active key executives. Pursuant to the SERP, these officers are entitled to receive 180 equal monthly payments commencing at the later of obtaining age 65 or separation from service. The costs of such benefits, assuming a retirement date at age 65, will be accrued by the Company at such retirement date. The Company accrued to expense $194,164 for 2016 and $88,992 for 2015 and $0 for 2014 for future benefits payable under the SERP. The SERP is an unfunded plan and is considered a general contractual obligation of the Company.